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                        FIRST AMENDMENT TO LEASE            (Exhibit 10.15a)
                                                            ----------------

  THIS FIRST AMENDMENT TO LEASE (this "Amendment"), dated as of October __,1992, by and between OLYMPIA & YORK STATE LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Landlord"), and FIRST ALBANY COMPANIES, INC., a New York corporation ("Tenant").

  WHEREAS, by a lease (the "Original Lease") dated as of June 12, 1992, Landlord leased to Tenant 15,580 square feet of space (the "Premises") on the 29th floor of the building (the "Building") known as and numbered 53 State Street, Boston, Massachusetts; and

  WHEREAS, Landlord and Tenant now mutually desire to amend the Original Lease in various respects, including without limitation increasing the size of the Premises by adding thereto an additional 1,248 square feet of Premises Rentable Area (the "Additional Premises"), and adjusting the Basic Rent and certain other definitions set forth in the Lease as a consequence of such increase.

  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

     1. That, effective as of the date hereof, the Original Lease is hereby amended by deleting the following definitions set forth in Section 1.2 thereof, and substituting the following therefor:

           "Basic Rent: Subject to the provisions of Section 3.1, the sum of:
           (i) for the period commencing on the Commencement Date and expiring on the day immediately preceding the second anniversary of the Commencement Date, $521,668.00 ($31.00 per square foot of Premises Rentable Area) per annum; (ii) for the period commencing on the second anniversary of the Commencement Date and expiring on the day immediately preceding the fourth anniversary of the Commencement Date, $555,324.00 ($33.00 per square foot of Premises Rentable Area) per annum; and (iii) for the remainder of the Initial Term, $588,980.00 ($35.00 per square foot of Premises Rentable Area) per annum; each of which amounts includes the Electricity Allowance, as the same may be adjusted and/or abated pursuant to Sections 7.5 and 12.1.

           Electricity Allowance: $16,828.00 ($1.00 per square foot of Premises Rentable Area) per annum, as an allowance toward the actual cost of supplying electricity to the Premises in accordance with Section 7.5.

           Escalation Factor: 0.01502, as computed in accordance with the Escalation Factor Computation.

           Premises: A portion of the 29th floor of the Building as shown on Exhibit FP-I hereto.

           Premises: Rentable Area: Agreed to be 16,828 square feet, as measured in accordance with the Measurement Method.
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     2.  That Tenant is leasing the Additional Premises in their AS IS
         CONDITION, without representation or warranty by Landlord. Tenant represents that it has inspected the Additional Premises and has found the same to be fully satisfactory for their intended uses.

     3. That Exhibit FP to the Original Lease is hereby deleted, and Exhibit FP-1, annexed hereto, is substituted therefor.

     4. That neither Landlord nor Tenant has dealt with any broker or other person or firm, other than Leggat McCall/Grubb & Ellis, Inc. and The Codman Company (the "Brokers"), to whom a commission or fee is or may be due in respect of this Amendment, and Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any and all loss, cost, damage and expense (including without limitation reasonable attorneys' fees and costs) suffered by the other as a result of any claim against the other (other than by Brokers) that a fee or commission is due on account of a relationship between the claimant and the indemnifying party.

     5. That, except as hereinabove specifically amended, the Original Lease is hereby ratified and confirmed.



  IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Amendment as of the day and year first above written.



                              OLYMPIA & YORK STATE LIMITED PARTNERSHIP

                              By: O&Y (U.S.) Development Company Limited
                              Partnership, a general partner

                                   By: O&Y (U.S.) Development General
                                   Partner Corp., a general partner


                                   By:  ___________________________________
                                        Vice President


                              FIRST ALBANY COMPANIES, INC.


                                   By:
                                        ___________________________________
                                        (Vice) President

                                   By:
                                        ___________________________________
                                        (Assistant) Treasurer


                        SECOND AMENDMENT TO LEASE

  THIS SECOND AMENDMENT TO LEASE (this "Amendment"), dated as of May __, 1993, by and between OLYMPIA & YORK STATE LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Landlord"), and FIRST ALBANY COMPANIES, INC., a New York corporation ("Tenant").

  WHEREAS, by a lease dated as of June 12, 1992, and amended by a First Amendment to Lease dated as of October _, 1992, Landlord leased to Tenant 16,828 square feet of space (the "Premises") on the 29th floor of the building (the "Building") known as and numbered 53 State Street, Boston, Massachusetts (such lease, as so amended, being referred to as the "Original Lease"); and

  WHEREAS, Landlord and Tenant now mutually desire to amend the Original Lease in various respects, including without limitation increasing the size of the Premises by adding thereto an additional 2,100 square feet of Premises Rentable Area (the "Additional Premises"), and adjusting the Basic Rent and certain other definitions set forth in the Lease as a consequence of such increase.

  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

     1. That, effective as of the date hereof, the Original Lease is hereby amended by deleting the following definitions set forth in Section 1.2 thereof, and substituting the following therefor:

           "Basic Rent: Subject to the provisions of Section 3.1, the sum of:
           (i) for the period commencing on the Commencement Date and expiring on the day immediately preceding the second anniversary of the Commencement Date, $586,768.00 ($31.00 per square foot of Premises Rentable Area) per annum; (ii) for the period commencing on the second anniversary of the Commencement Date and expiring on the day immediately preceding the fourth anniversary of the Commencement Date, $624,624.00 ($33.00 per square foot of Premises Rentable Area) per annum; and (iii) for the remainder of the Initial Term, $662,480.00 ($35.00 per square foot of Premises Rentable Area) per annum; each of which amounts includes the Electricity Allowance, as the same may be adjusted and/or abated pursuant to Sections 7.5 and 12.1.

           Electricity Allowance: $18,928.00 ($1.00 per square foot of Premises Rentable Area) per annum, as an allowance toward the actual cost of supplying electricity to the Premises in accordance with Section 7.5.

           Escalation Factor: 0.01689, as computed in accordance with the Escalation Factor Computation.

           Premises: A portion of the 29th floor of the Building as shown on Exhibit FP-2 hereto.

           Premises: Rentable Area: Agreed to be 18,928 square feet, as measured in accordance with the Measurement Method.

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     2.  That Tenant is leasing the Additional Premises in their AS IS
         CONDITION, without representation or warranty by Landlord. Tenant represents that it has inspected the Additional Premises and has found the same to be fully satisfactory for their intended uses.

     3. That Exhibit FP-1 to the Original Lease is hereby deleted, and Exhibit FP-2, annexed hereto, is substituted therefor.

     4. Landlord and Tenant acknowledge and confirm that the Commencement Date, as described in Section 4.1 of the Original Lease, occurred on October 23, 1992.

     5. That neither Landlord nor Tenant has dealt with any broker or other person or firm, to whom a commission or fee is or may be due in respect of this Amendment, and Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any and all loss, cost, damage and expense (including without limitation reasonable attorneys' fees and costs) suffered by the other as a result of any claim against the other that a fee or commission is due on account of a relationship between the claimant and the indemnifying party.

     6. That, except as hereinabove specifically amended, the Original Lease is hereby ratified and confirmed.

  IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Amendment as of the day and year first above written.



                              OLYMPIA & YORK STATE LIMITED PARTNERSHIP

                              By: O&Y (U.S.) Development Company Limited
                              Partnership, a general partner

                                   By: O&Y (U.S.) Development General
                                   Partner Corp., a general partner


                                   By:
                                        __________________________________
                                          Vice President


                              FIRST ALBANY COMPANIES, INC.


                                   By:
                                        __________________________________
                                        President and Treasurer


                                   By:
                                        __________________________________
                                        (Assistant) Treasurer

                       EXERCISE OF OPTION TO EXTEND
                                    and
                         THIRD AMENDMENT TO LEASE

  THIS THIRD AMENDMENT TO LEASE (this "Amendment"), dated as of July 9, 1998 by and between WFP 53 STATE STREET CO. LIMITED PARTNERSHIP, a Massachusetts limited partnership ("Landlord") and FIRST ALBANY COMPANIES INC., a New York corporation ("Tenant").

  WHEREAS, by a lease dated as of June 12, 1992 (the "Original Lease"), as amended by a First Amendment to Lease dated October __, 1992 and a Second Amendment to Lease dated May 27, 1993, such lease, as so amended, being referred to as the "Lease", Landlord or its predecessors leased to Tenant 18,928 rentable square feet of space (the "Premises") on the 29th floor of the building (the "Building") known as and numbered 53 State Street, Boston, Massachusetts.

  WHEREAS, Landlord and Tenant now mutually desire to amend the Lease in various respects, including without limitation, the extension of the Term pursuant to
Section 15.1 of the Lease and the modification of Basic Rent and certain other definitions set forth in the Lease.

  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. EXERCISE OF OPTION TO EXTEND. Landlord and Tenant acknowledge that Tenant has validly exercised the option to extend the Term of the Lease as contemplated under Section 15.1 of the Lease.

     2.  Basic Data.  Effective as of June 1, 1999 (the "Effective Date")
         Section 1.2 of the Lease is amended as follows:

           (a) The following definitions are hereby added to Section 1.2 of the
               Lease:

               New Term: Approximately four (4) years commencing on the New Commencement Date and expiring at the close of the business day on June 30, 2003.

               New Commencement Date:  June 1, 1999.

               Lease Year: Each twelve-month period commencing June 1 and ending May 31 during the New Term.

           (b) The following definitions in Section 1.2 of the Lease are hereby amended by deleting the following definitions set forth in
               Section 1.2 thereof, and substituting the following therefor:

               Basic Rent: Subject to the provisions of Section 3.1, the sum of $1,003,184.00 ($53.00 per rentable square foot of Premises Rentable Area) for each of the Lease Years in the New Term, which amount includes the Electricity Allowance, as the same may be adjusted and/or abated pursuant to Sections 7.5 and 12.1.

               Base Operating Expenses: Actual Operating Expenses for the calendar year ending December 31, 1998, which includes $1.00 per square foot of Building Rentable Area as an allowance toward the actual cost of supplying electricity supplied to those portions of the Building leased or intended to be leased to tenants.

               Base Taxes:  Actual Taxes for the fiscal year ending
               June 30, 1999, as the same may be reduced by the amount of any abatement.

  Tenant warrants and represents to Landlord that (i) as of the date hereof, the Lease is in full force and effect, and to the best of the Tenant's knowledge and belief Landlord has performed all obligations on its part to be performed thereunder, and to the best of the Tenant's knowledge and belief no default on the part of Landlord now exists under the Lease, and (ii) Tenant has dealt with no broker in connection with the consummation of this Amendment other than Cushman & Wakefield Inc., whose fees will be paid by Landlord, and in the event of any brokerage claims against Landlord predicated upon prior dealings with Tenant, Tenant agrees to defend the same and indemnify Landlord against any such claim (except any claim by Cushman & Wakefield Inc.).

  Except to the extent specifically amended by this Amendment, the Lease is hereby ratified and confirmed.


  IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Amendment as of the day and year first above written.

                              LANDLORD:

                              WFP 53 STATE STREET CO. LIMITED PARTNERSHIP

                              By:  WFP 53 State Street Holding Co.
                                   Limited Partnership, a general partner

                                   By:  WFP 53 State Street Holding Co. G.P.
                                        Corp., a general partner

                                   By:
                                        _____________________________
                                        Executive Vice President

                              TENANT:

                              FIRST ALBANY COMPANIES INC.

                                   By:
                                        ______________________________
                                        Name:  Stephen P. Wink
                                        Title: Secretary

                                   By:
                                        ___________________________
                                        Name:  Timothy R. Welles
                                        Title: Chief Financial Officer

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